                                                                   Exhibit 10(i)

                      FIRST AMENDMENT TO CREDIT AGREEMENT


            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of July 22, 1994 and is entered into by and among Anthony Industries, Inc., a Delaware corporation (the "Company"), the financial institutions listed on the signature pages hereto (the "Banks"), and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of June 28, 1993 among the Company, the Banks and the Agent (the "Agreement").


                                    RECITAL
                                    -------

          The Company has required the banks and the Agent to extend the Termination Date pursuant to Section 2.14 of the Agreement and to increase the Commitments of the Banks, and the Agent are willing to do so on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1.  Terms.    All terms used herein shall have the same meanings as in
              -----
  the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2.  Amendments to Agreement.
              -----------------------

          2.1 Pursuant to Section 2.14 of the Agreement, the Banks hereby agree to extend the Termination Date to June 28, 1997.

          2.2 Schedule 1.1 is amended and restated in its entirety as set forth on Schedule 1.1 hereto.

          3.   Representations and Warranties.  The Company represents and
               ------------------------------
  warrants to Banks and Agents that, on and as of the date hereof, and after giving effect to this First Amendment:

          3.1 Authorization.   The execution, delivery and performance of this
              -------------
  First Amendment have been duly authorized by all necessary corporate action by the Company and this First Amendment has been duly executed and delivered by the Company.

          3.2 Binding Obligations.  This First Amendment is the legal, valid and
              -------------------
  binding obligation of Company, enforceable against the Company in accordance with its terms.

          3.3 No Legal Obstacle to Amendment.  The execution, delivery andd
              ------------------------------
  performance of the First Amendment will not (a) contravene the terms of the Company's certificte of incorporation, by-laws or other organization document;
  (b) conflict with or result in any breach or contravention of the provisions of aany contract to which the Company is a party, or the violation of any law, juddgement, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lein, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this First Amendment, or the transactions contemplated hereby.

          3.4 Incorporation of Certain Representations.  The representations and
              ----------------------------------------
  warranties of the Company set forth in Dection 7 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5    Default.   No Default or Event of Default under the Agreement
                 -------
  has occurred and is continuing.

     4.   Conditions, Effectiveness.  The effectiveness of this First Amendment
          -------------------------
  shall be subbject to the compliance by tthe Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1 Corporate Resolutions. A copy of a resolution or resolutions
              ---------------------
  passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreemet herein provided for and the execution, delivery and performance of this Firsst Amendment and any note or other instrument or agreement required hereunder.

          4.2 Authorized  Signatories. A certicate, signed by the Secretary or
              -----------------------
  an Assistant Secretary of the Company dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement reqquired hereunder on behalf of the Company.

          4.3 Other Evidence.    Such other evidence with respect to the Company
              --------------
  or any other person as the Agent or any Bank may reasonbly request in connection with tis First Amendment and the compliance with the conditions set forth herein.

     5.   Miscellaneous.
          -------------

          5.1 Effectiveness of Agreement.  Except as hereby expressly amended,
              ---------------------------
  the Agreement and each other Loan Document shall each remian in full forcce and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 Waivers.  This First Amenment is specific in time and in intent
              --------
  and does not condtitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any excercise thereof or the exercise of any other right, power, or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constiute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts.   This First Amendment may be executed in any number
              ------------
  of counterparts and all of such counterparts taken together shall be deemed to sonstitute one and the same instrument. This First Amendment shall not become effective until the Company, the Banks and the Agents shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdictions.  This First Amendment shall be governed by and
              -------------
  construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.



                                    ANTHONY INDUSTRIES, INC.

                                    By:  /s/ John  J. Rangel
                                         -------------------
                                    Title:  Senior Vice President - Finance